UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2017

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices, including zip code)

661-723-7723

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported on that certain Current Report on Form 8-K filed by Simulations Plus, Inc., a California corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on May 1, 2017 (the “May Form 8-K”), on May 1, 2017, Simulations Plus, Inc., a California corporation (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with DILIsym Services, Inc., a North Carolina corporation (“DILIsym”), the shareholders of DILIsym (the “DILIsym Shareholders”) and Brett A. Howell, the representative of the DILIsym Shareholders (the “DILIsym Shareholders Representative”), each, a “Party,” and collectively, the “Parties.”

On June 1, 2017, the Company consummated the acquisition of all outstanding capital stock of DILIsym pursuant to the terms of the Agreement and DILIsym became a wholly owned subsidiary of the Company (the “Acquisition”). Under the terms of the Agreement, the Company: (1) paid to the DILIsym Shareholders Five Million Dollars ($5,000,000) payable at the closing of the Acquisition (the “Closing”) subject to certain adjustments and holdbacks as provided in the Agreement and as more fully described below; and (2) will pay to the DILIsym Shareholders certain earn-out payments, to be measured by the earnings of DILIsym before income taxes, payable following the Closing, as more particularly described in the Agreement and as more fully described below (the “Earn-out Payments”):

On June 1, 2017, the Company paid the DILIsym Shareholders total cash consideration of $4,515,982; which such amount included $515,982 in working capital left in DILIsym’s accounts in excess of the amount required under the Agreement,

At the holdback release date, eighteen months from the Closing and subject to any offsets, the Company will pay $1,000,000 of holdback consideration; and

In addition, the Company may pay up to an additional $5,000,000 in Earn-out Payments over the 3 years following the Closing if and when such Earn-out Payments become due and payable, and subject to certain offsets as provided in the Agreement, according to the Agreement.

As previously reported on the May Form 8-K, on May 1, 2017, Dr. Daniel Weiner was appointed as a member of the Board of Directors of the Company and Dr. Weiner also serves on the Board of Directors of DILIsym. Immediately prior to the Closing, Dr. Weiner owned 5,000 shares of DILIsym’s common stock (less than one percent of DILIsym’s outstanding shares). At the closing of the Acquisition, Dr. Weiner received approximately $29,000 in cash consideration of the sale of his shares of DILIsym to the Company and may receive up to an additional $35,000 upon any payment of the holdback consideration and/or Earn-out Payments. The consideration for the purchase of the capital stock of DILIsym was determined by arms’-length negotiations between the Company and DILIsym prior to Dr. Weiner’s appointment to the Board of Directors of the Company.

Item 7.01 Regulation FD Disclosure

On June 1, 2017, the Company issued a press release announcing that it has consummated the transaction contemplated by the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b)           Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed

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(d)       Exhibits

99.2	Press release Dated June 1, 2017

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including the exhibit thereto (the “Item 7.01 Information”) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

By providing the Item 7.01 Information, the Company makes no admission as to the materiality of the Item 7.01 Information. The Item 7.01 Information is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the Item 7.01 Information, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC.

By:	/s/ John R. Kneisel
John R. Kneisel Chief Financial Officer

Date: June 21, 2017

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